                                                                    EXHIBIT 99.4


                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION





IN RE: MMT FEDERAL HOLDINGS, INC.                    CASE NO.:  97-21387-CJK
       DEBTOR                                        JUDGE:   CAROL J. KENNER

                                                                   CHAPTER 11



MONTHLY OPERATING REPORT FOR MONTH ENDING:                              4/30/98
                                                                     ----------



COMES NOW, MMT FEDERAL HOLDINGS INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                   X       Monthly Reporting Questionnaire (Attachment 1)
             --------------

                   X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
             --------------

                   X       Summary of Accounts Receivable (Form OPR-3)
             --------------

                   X       Schedule of Post-Petition Liabilities (Form OPR-4)
             --------------

                   X       Income Statement (Form OPR-5)
             --------------

                   X       Statement of Sources and Uses of Cash (Form OPR-6)
             --------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:           5/19/98           DEBTOR-IN-POSSESSION
             --------------
                                  By:
                                                   /s/ F. Gordon Bitter
                                                   -----------------------------
                                  Name & Title:    F. Gordon Bitter, Vice
                                                   President MMT Federal
                                                   Holdings, Inc.
                                                   421 Currant Road
                                                   Fall River, MA  02720
                                                   Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MMT FEDERAL HOLDINGS, INC.                    CASE NO.:  97-21387-CJK
       DEBTOR                                        JUDGE:   CAROL J. KENNER

                                                                   CHAPTER 11

                     NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substitute consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS

CASE NAME:         MMT FEDERAL HOLDINGS, INC.                      FORM OPR-1
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------


                                                       FILING     MONTH      MONTH     MONTH     MONTH      MONTH    MONTH   MONTH
                                                        DATE      ENDED      ENDED     ENDED     ENDED      ENDED    ENDED   ENDED
                                                      12/3/97    12/31/97   1/31/98   2/28/98   3/31/98    4/30/98
                                                     -------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                      500         500       500       500        500       500
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
        Stock & interests in:
        M4 Environmental Management, Inc. (100%)      Unknown     Unknown   Unknown   Unknown    Unknown   Unknown
        Lockheed Martin Chemical Demilitarization     Unknown     Unknown   Unknown   Unknown    Unknown   Unknown
             LLC (50% owned, 50% owned by
             Lockheed Martin)

                                                     -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      500         500       500       500        500       500        0        0
                                                     -------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                                     -------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                           0           0         0         0          0         0        0        0
                                                     -------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
             10% of "Total Assets")
             Intangible Assets                                                                                   0
             Less:  Accumulated Amortization

                                                     -------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                          0           0         0         0          0         0        0        0
                                                     -------------------------------------------------------------------------------

TOTAL ASSETS                                              500         500       500       500        500       500        0        0
                                                     ===============================================================================

                           COMPARATIVE BALANCE SHEETS

CASE NAME:         MMT FEDERAL HOLDINGS, INC.                      FORM OPR-2
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------


                                                       FILING     MONTH      MONTH     MONTH     MONTH      MONTH    MONTH    MONTH
                                                        DATE      ENDED      ENDED     ENDED     ENDED      ENDED    ENDED    ENDED
                                                       12/3/97  12/31/97    1/31/98   2/28/98   3/31/98    4/30/98
                                                      ------------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)

                                                      ------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                              0         0          0         0         0          0        0        0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES                                            0         0          0         0         0          0        0        0
                                                      ------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                10        10         10        10        10         10
Paid in Capital                                            990       990        990       990       990        990
Valuation Allowance                                       (500)     (500)      (500)     (500)     (500)      (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date

                                                      ------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       500       500        500       500       500        500        0        0
                                                      ------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 500       500        500       500       500        500        0        0
                                                      ==============================================================================

CASE NAME:         MMT FEDERAL HOLDINGS, INC.                      FORM OPR-3
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------



                                                                      0-30         31-60         61-90         OVER
                                                        TOTAL         DAYS          DAYS         DAYS         90 DAYS
                                                      ----------------------------------------------------------------
DATE OF FILING:   12/3/97                                    0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:            12/31/97                                   0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:            1/31/98                                    0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:            2/28/98                                    0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:            3/31/98                                    0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:            4/30/98                                    0
                  Allowance for doubtful accounts            0
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

MONTH:
                  Allowance for doubtful accounts
                                                      ----------------------------------------------------------------
                                                             0             0            0             0             0
                                                      ================================================================

                     SCHEDULE OF POST PETITION LIABILITIES


CASE NAME:         MMT FEDERAL HOLDINGS, INC.                      FORM OPR-5
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------



                                                        DATE      DATE     TOTAL       0-30       31-60       61-90          OVER
                                                      INCURRED    DUE       DUE        DAYS        DAYS       DAYS         90 DAYS
                                                    ------------------------------------------------------------------------------

TAXES PAYABLE

            Federal Income Taxes                                           NONE
            FICA-Employer's Share                                          NONE
            FICA-Employee's Share                                          NONE
            Unemployment Tax                                               NONE
            State Sales & Use Tax                                          NONE
            State __________ Tax                                           NONE
            Personal Property Tax                                          NONE

                                                                       -----------------------------------------------------------
TOTAL TAXES PAYABLE                                                           0           0           0          0              0
                                                                       -----------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                       -----------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                              0           0           0          0              0
                                                                       -----------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
   Trade Accounts Payable (see attached schedules)
   Payroll withholdings
   Accrued Payroll
   Accrued expenses

                                                                       -----------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                          0           0           0          0              0
                                                                       -----------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                           0           0           0          0              0
                                                                       ===========================================================

                                INCOME STATEMENT


CASE NAME:         MMT FEDERAL HOLDINGS, INC.                      FORM OPR-5
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------


                                           PRE       POST       MONTH      MONTH      MONTH       MONTH     MONTH    MONTH     MONTH
                                        PETITION   PETITION     ENDED      ENDED      ENDED       ENDED     ENDED    ENDED     ENDED
                                         12/3/97   12/31/97    1/31/98    2/28/98    3/31/98     4/30/98
                                        --------------------------------------------------------------------------------------------


NET REVENUE (INCOME)
                                        --------------------------------------------------------------------------------------------

COST OF GOODS SOLD
     Salaries & wages
     Less:  Salaries & wages
       capitalized in fixed assets
     Benefits
     Bad debt expense
     Cost of goods sold
     Decontamination & disposal
     Disposal costs-secondary wastes
     Financing costs
     Insurance
     Legal services
     Materials
     Office expense & supplies
     Other
     Outside services
     Professional services
     Rent-equipment
     Rent-office/buildings
     Supplies-processing
     Taxes
     Telephone
     Transportation
     Travel & entertainment
     Utilities

                                        --------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                      0         0           0          0          0           0         0        0         0
                                        --------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
     TAXES, OR EXTRAORDINARY EXPENSES         0         0           0          0          0           0         0        0         0
                                        --------------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                        --------------------------------------------------------------------------------------------

NET INCOME (LOSS)                         NONE       NONE       NONE        NONE       NONE       NONE          0        0         0
                                        ============================================================================================

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME:         MMT FEDERAL HOLDINGS, INC.                         FORM OPR-6
CASE NUMBER:       97-21387-CJK



                                                    MONTH ENDED:     4/30/98
                                                                 ---------------

                                                                                                   TOTAL
                                                                    PRE             POST           MONTH        MONTH        MONTH
                                                                 PETITION         PETITION         ENDED        ENDED        ENDED
                                                                 12/1-12/2       12/3-12/31      12/31/97      1/31/98      2/28/98
                                                              ----------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                                   NONE          NONE         NONE         NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                                  0             0            0            0
            Decrease (Increase)-Accounts Receivable                                      0             0            0            0
            Decrease (Increase)-Inventories                                              0             0            0            0
            Decrease (Increase)-Prepaid Expenses                                         0             0            0            0
            Decrease (Increase)-Other Assets                                             0             0            0            0
            Increase (Decrease)-Pre Petition Liabilities                                 0             0            0            0
            Increase (Decrease)-Post Petition Liabilities                                0             0            0            0

                                                              ----------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities                        0                0             0            0            0
                                                              ----------------------------------------------------------------------


Cash Flows Used in Investing Activities
            Capital Expenditures                                                         0             0            0            0
            Sale of Net Fixed Assets
                                                              ----------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities                        0                0             0            0            0
                                                              ----------------------------------------------------------------------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                                        0             0            0            0
            Increase (Decrease)-Shareholder Valuations                                   0             0            0            0

            Purchase of Treasury Stock-Preferred Shares

                                                              ----------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities                        0                0             0            0            0
                                                              ----------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    0                0             0            0            0

Cash and Cash Equivalents at Beginning of Period                                       500           500          500          500
                                                              ----------------------------------------------------------------------


Cash and Cash Equivalents at End of Period                              0              500           500          500          500
                                                              ======================================================================




                                                                 MONTH        MONTH            MONTH
                                                                 ENDED        ENDED            ENDED
                                                                3/31/98      4/30/98
                                                             ------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                NONE              NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                               0                 0
            Decrease (Increase)-Accounts Receivable                   0                 0
            Decrease (Increase)-Inventories                           0                 0
            Decrease (Increase)-Prepaid Expenses                      0                 0
            Decrease (Increase)-Other Assets                          0                 0
            Increase (Decrease)-Pre Petition Liabilities              0                 0
            Increase (Decrease)-Post Petition Liabilities             0                 0

                                                             ------------------------------------------
Net Cash Provided (Used) by Operating Activities                      0                 0            0
                                                             ------------------------------------------


Cash Flows Used in Investing Activities
            Capital Expenditures                                      0                 0
            Sale of Net Fixed Assets
                                                             ------------------------------------------
Net Cash Provided (Used) in Investing Activities                      0                 0            0
                                                             ------------------------------------------


Cash Flows From Financing Activities:
            Increase (Decrease)-Morgens Waterfall                     0                 0
            Increase (Decrease)-Shareholder Valuations                0                 0

            Purchase of Treasury Stock-Preferred Shares

                                                             ------------------------------------------
Net Cash Provided (Used) in Financing Activities                      0                 0            0
                                                             ------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  0                 0            0

Cash and Cash Equivalents at Beginning of Period                    500               500          500
                                                             ------------------------------------------


Cash and Cash Equivalents at End of Period                          500               500          500
                                                             ==========================================

                                  CHAPTER 11                        ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:       97-21387-CJK


                                                    MONTH ENDED:     4/30/98
                                                                 ---------------

                                                                          PAGE 1

1.   PAYROLL
             State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of                                                         Date                Wages Paid             Taxes Withheld
Executive                                                                 Paid          Gross             Net          Due   Paid
--------------------------                                           ---------------------------------------------------------------

THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND
OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE
OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE
COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS
MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

F. Gordon Bitter, CEO & CFO, Director
Ethan E. Jacks, VP, General Counsel, Secretary
Elliot J. Mark, Assistant Secretary
Charles W. Shaver, President & COO, Director
Willis Wang, Assistant Secretary


                                                                                    ------------------------------------------------

TOTAL EXECUTIVE PAYROLL                                                                         0         0          0             0
                                                                                    ================================================




2.  INSURANCE

    Is Workers' Compensation and other insurance in effect?                                                   N/A
                                                                                                      --------------------
    Are payments current?
                                                                                                      --------------------

    If any policy has lapsed, been replaced or renewed, state so in the schedule below.
    Attach a copy of the new policy's binder or coverage page.


                                                                                                           DATE
                                             COVERAGE       POLICY         EXPIRATION         PREMIUM    COVERAGE
TYPE           CARRIER NAME                   AMOUNT        NUMBER            DATE            AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------


                           SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                  CHAPTER 11                        ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:         MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:       97-21387-CJK



                                                                          PAGE 2



3.  BANK ACCOUNTS

                                                                          MMT FED
                                                                         OPERATING       TOTAL
                                                                        -----------    ---------


Bank Name                                                               U.S. TRUST

Account Number                                                          002239244-1


BEGINNING BOOK BALANCE                                                          500         500

PLUS:       Deposits-Collections of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned Checks
            Loan Repayments

OTHER:      Adjustments
            Transfers In (Out)

                                                                        -----------   --------

ENDING BOOK BALANCE                                                             500        500
                                                                        ===========   ========



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                              Amount         Date            Check #
            --------------------------              -------------------------------------------------

            Professionals (attorneys,
            accountants, etc.):


                                                         NONE





                                                    ---------------
                                                                 0
                                                    ===============

            PRE-PETITION DEBTS


                                                         NONE



                                                    ---------------
            Total payments of pre-petition debts                 0
                                                    ===============

                         INSURANCE EXPIRATION STATEMENT

                                                                       EXHIBIT D

                                         INSURANCE        COVERAGE         POLICY       EXPIRATION       PREMIUM         COVERAGE
CARRIER NAME AND ADDRESS       TYPE        AGENT           AMOUNT          NUMBER          DATE           AMOUNT         PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------


                SEE ATTACHED



         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


  Date:  5/19/98
         -----------------------------
                                        Molten Metal Technology, Inc.


                                        By: /s/ F. Gordon Bitter
                                            ---------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                        MMT of Tennessee, Inc.


                                        By: /s/ F. Gordon Bitter
                                            ---------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        M4 Environmental, L.P..


                                        By:  /s/ F. Gordon Bitter
                                           -------------------------------------
                                              M4 Environmental Management, Inc.
                                              General Partner

                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        MMT Federal Holdings, Inc.


                                        By: /s/ F. Gordon Bitter
                                            ------------------------------------
                                              F. Gordon Bitter
                                              Vice President

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

==================================================================================================================================
 Carrier Name & Address                             Type                                      Broker                Limits

==================================================================================================================================
Commerce & Industry Insurance Co.             General Liability                                Aon                  $1,000,000
70 Pine Street                                Automobile Liability                             Aon                  $1,000,000
New York, NY   10270                          Excess Liability - 1st layer                     Aon                 $20,000,000
                                                                                                                 excess of $1M

New Hampshire Insurance Co.                   Workers Compensation                             Aon                  Statutory
70 Pine Street                                Workers Compensation - CA                        Aon                  Statutory
New York NY  10270                            Employers' Liability                             Aon                  $1,000,000


American International Specialty Line         Pollution Liability - MA/TN                      Aon                  $3,000,000
   Insurance Co.                              Pollution Liability - TX                         Aon                  $1,000,000
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company              Fidelity                                         Aon                    $500,000
P.O. Box 91394                                Fiduciary                                        Aon                  $2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company              Directors & Officers Liability                   Aon                 $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                       Foreign Liability                                Aon                  $1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                Property                                         Aon                   ######
Allendale Park                                                                                                      Blanket
Johnston, RI  02919

American Nuclear Insurers                     Nuclear All Risk Property                        J&H/M&M             $45,000,000
Town Center                                   Nuclear Liability Facility Form - TN             J&H/M&M             $50,000,000
29 South Main Street                          Master Worker Certificate - TN                   J&H/M&M               ######
West Hartford, CT 06107                                                                                            Shared Agg.



===============================================================================================================
                                            Policy            Expiration          Premium              Paid
                                            Number              Date                                   Thru
===============================================================================================================

Commerce & Industry Insurance Co.         340-94-76           12/3/98            $53,000             Current
70 Pine Street                            766-56-11           12/3/98             $3,540             Current
New York, NY   10270                      606-23-31           12/3/98            $43,185             Current


New Hampshire Insurance Co.              WC588-59-75          12/3/98           $111,250             Current
70 Pine Street                           WC588-59-77          12/3/98               $753             Current
New York NY  10270                       WC588-59-75          12/3/98              inclu.            Current
                                         and -77[CA]

American International Specialty Line      8199951            12/3/98            $28,342             Current
   Insurance Co.                           8199950            12/3/98            $16,919             Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        751-118812-98          5/9/99             $6,000             Current
P.O. Box 91394                          751-118834-98          5/9/99             $6,000             Current
Chicago, IL   60693

Executive Risk Indemnity Company        751-091628-98          1/19/99          $350,000             Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                PST 00 9648288          2/1/99             $2,000             Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.              CC626             12/2/99           $170,000             Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                   98262              1/1/99            $97,500             Current
Town Center                                NF-0338            12/31/98          $124,215             Current
29 South Main Street                       NW-0235            12/31/98              $550         Not yet invoiced
West Hartford, CT 06107

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

==================================================================================================================================
 Carrier Name & Address                             Type                                      Broker                Limits

==================================================================================================================================
                                              Nuclear Supplier's & Transp.                  J&H/M&M                    $15,000,000
                                              Nuclear Liability Facility Form - SC          J&H/M&M                    $10,000,000
                                              Nuclear Foreign Supplier's & Transp.          J&H/M&M                    $10,000,000
                                              Master Worker Certificate - SC                J&H/M&M                      ######
                                                                                                                       Shared Agg.
                                              Nuclear Facility Liability - Comm. Park       J&H/M&M                    $10,000,000
                                              Master Worker Certificate - Comm. Park        J&H/M&M                      ######
                                                                                                                       Shared Agg.

American International Specialty              Pollution Legal and Closure/Post Closure      J&H/M&M                     $3,000,000
   Lines Ins. Co.                                                                                                  Pollution Legal
Harborside Financial Center                                                                                             $3,400,000
401 Plaza 3                                                                                                                Closure
Jersey City, NJ   07311




======================================================================================================================
                                          Policy            Expiration          Premium              Paid
                                          Number              Date                                   Thru
======================================================================================================================
                                         NS-0539              12/31/98            $8,670            Current
                                         NF-0329              12/31/98           $13,590            Current
                                           TBD                12/31/98               TBD        Based on Foreign Sales
                                         NW-0237              12/31/98              $550         Not yet invoiced

                                         NF-0337              12/31/98           $39,568            Current
                                         NW-0234              12/31/98              $550        Not yet invoiced


American International Specialty         8183013              10/15/00           $94,400            Current
   Lines Ins. Co.                                          Poll. Legal
Harborside Financial Center                                    12/7/00           $425,000           Current
401 Plaza 3                                                    Closure
Jersey City, NJ   07311



Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


==========================================================================================================================
 Carrier Name & Address                           Type                                   CO                Limits
                                                                                         Entity
==========================================================================================================================
Blue Cross & Blue Shield of RI            Full Coverage Medical                            MMT
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                         Self Funded Dental                               MMT
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.             Employee Funded-Supplemental Life                MMT
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.             Employee Funded-Supplemental Life                MMT TN
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services         Medical Stop Loss and Life Insurance             MMT
10159 Wayzata Boulevard                   Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services         Medical Stop Loss and Life Insurance             MMT TN
10159 Wayzata Boulevard                   Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services         Self Funded Medical Claims                       MMT &
10159 Wayzata Boulevard                                                                    MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                       Employee Funded Long Term Disability             MMT


===========================================================================================
                                      Expiration              Premium           Paid
                                          Date                                  Thru
===========================================================================================
Blue Cross & Blue Shield of RI        4/1-4/30/98               $10,622         Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                     4/1-4/30/98                  None         Current
PO Box 5-0198                                                                   Current
Woburn, MA 01815-0198                                                           Current


Fortis Benefits Insurance Co.         4/1-4/30/98                $1,968         Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.         4/1-4/30/98                $1,185         Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services     4/1-4/30/98               $10,960         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services     4/1-4/30/98                $8,231         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services     4/1-4/30/98               $50,000         Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                   4/1-4/30/98                $1,951         Current

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A


==========================================================================================================================
 Carrier Name & Address                           Type                                   CO                Limits
                                                                                         Entity
==========================================================================================================================
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                       Short Term Disability                            MMT
2211 Congress Street
Portland, ME 04122




========================================================================
                      Expiration                Premium          Paid
                         Date                                    Thru
========================================================================

PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance     4/1-4/30/98                $2,110         Current
2211 Congress Street
Portland, ME 04122
